Investor Presentation December 31, 2023 Iowa City, Iowa Denver, Colorado Naples, Florida Minneapolis, Minnesota Iowa City, Iowa Minneapolis, Minnesota Denver, Colorado Dubuque, Iowa

2 Forward Looking Statements & Non-GAAP Measures Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers or branch sales (including with Iowa First Bancshares Corp. and Denver Bankshares, Inc.), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of recent and potential additional increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate- sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business, including the risk of a recession; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the Israeli-Palestinian conflict and the Russian Invasion of Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the occurrence of fraudulent activity, breaches, or failures of our or our third-party vendors' information security controls or cyber-security related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) potential changes in federal policy and at regulatory agencies as a result of the upcoming 2024 presidential election; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, pre-tax, pre-provision earnings, return on average tangible equity, and net interest margin, tax equivalent. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Non-GAAP Financial Measures section.

3 Overview of MidWestOne Diverse & Expanding Markets: Iowa, Minnesota, Wisconsin, Colorado, and Florida Growing communities for 85+ years Headquartered in Iowa City, IA • 57 Banking Offices Commercial and Consumer Banking • $6.4B Total Assets • $4.1B Loans and $5.4B Deposits Wealth Management • $3.01B AUA Banking Offices & Financial Information as of December 31, 2023

4 Our History and Growth Profile Total Assets ($ Millions) $5,557 $6,025 $6,578 $6,428 4Q20 4Q21 4Q22 4Q23 Loans and Deposits ($ Millions) $3,497 $3,252 $3,855 $4,138$4,547 $5,115 $5,469 $5,396 Gross Loans Total Deposits 4Q20 4Q21 4Q22 4Q23 Iowa State Bank & Trust Company Founded in 1934. In 2008, MidWestOne Financial Group, Inc. merged with ISB Financial Corp., with common shares listed on NASDAQ under the ticker symbol "MOFG". In 2015, MidWestOne acquired Central Bancshares, Inc., expanding the Company into Minneapolis- St. Paul Metro and Southwest Florida. MidWestOne expanded into Denver, Colorado in 2017 with team lift- out. Acquired ATBancorp in 2019, expanding MidWestOne into Dubuque and Des Moines, IA and Southwest Wisconsin. In June 2022, MidWestOne acquired Iowa First Bancshares Corp.

5 MOFG's Attractive and Growing Core Markets Iowa Community Iowa Metro Twin Cities Denver National Median HHI $65,535 $72,375 $93,724 $96,990 $73,503 2023 - 2028 Projected HHI Change 12.58% 10.97% 12.37% 15.91% 13.37% 2023 - 2028 Projected Pop. Growth (0.90)% 2.54% 3.00% 4.65% 3.21% November 2023 Unemployment Rate 2.9% 2.9% 1.9% 3.2% 3.7% ■ Significant education, healthcare, manufacturing, and retail industries ■ Iowa City, Iowa was ranked by Forbes as One of the Top 25 "Best Places to Retire in 2023" ■ Lower unemployment rates than the national rate ■ Significant healthcare, manufacturing, and retail industries ■ General Mills was ranked by Forbes as #22 on "America's Best Large Employers List 2022: The Top 100" ■ Lower unemployment rates than the national rate ■ Significant healthcare, transportation, and telecommunication industries ■ Ranked #1 out of 25 by Forbes as "America's best city to buy a home in 2022" ■ Lower unemployment rates and higher projected household income change and population growth than the national rate ■ Significant agriculture, education, healthcare, and manufacturing industries ■ Pella Corporation was ranked #1 on Forbes "2022 Best-In-State Employers List" ■ Stable deposit franchise ■ Lower unemployment rate than the national rate Iowa Community Iowa Metro Twin Cities Denver $1,771M Deposits and $844M Gross Loans 22 Banking Offices $1,881M Deposits and $1,447M Gross Loans 17 Banking Offices Source: S&P Capital IQ for Median HHI, 2023 - 2028 Projected HHI, and 2023-2028 Projected Population Growth) & Bureau of Labor Statistics - November 2023 Unemployment Rate Note: Markets are representative of the following metropolitan areas (combined as applicable): • Iowa Community - Muscatine, Fairfield, Fort Madison IA / Keokuk IA, Oskaloosa, Pella, Platteville, WI. • Iowa Metro - Cedar Rapids, Des Moines, Dubuque, Iowa City, and Waterloo/Cedar Falls. • Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI. • Denver - Denver, Colorado Note: Banking offices, deposits ($ Millions) and loans ($ Millions) as of December 31, 2023. Deposit balance excludes brokered time deposits of $221.0 million. $1,218M Deposits and $1,244M Gross Loans 15 Banking Offices $164M Deposits and $437M Gross Loans 1 Banking Office Rural core deposit franchise that supports growing metropolitan markets

6 OUR VISION To be the preeminent relationship-driven community bank where our expertise and proactive approach generate meaningful impact for our stakeholders

7 Shareholder Value Strategy

8 Executive Management Driving Change Chip Reeves Chief Executive Officer Len Devaisher President and Chief Operating Officer Barry Ray Senior Executive VP and Chief Financial Officer ■ Joined MOFG as CEO in November 2022 ■ President and CEO for Beach Bancorp, Inc. from 2018-2022 ■ President and COO of Cascade Bancorp from 2012-2017 ■ Worked at Fifth Third Bank for 22 years, serving as Executive Vice President, Commercial Banking in Chicago and Chicago Market President ■ Joined MOFG as President and COO in July of 2020 ■ Served as the Wisconsin Region CEO of Old National Bank from 2016-2019 ■ Worked at Old National Bank beginning in 2000 in Commercial Banking and then in various line of business leadership roles from 2013-2016 ■ Joined MOFG as CFO in June of 2018 ■ Served in various roles at Columbia State Bank from 2006-2018, most recently as Chief Accounting Officer and Controller

9 MOFG's Five Strategic Pillars to Deliver Improved Results Exceptional Customer and Employee Engagement 1 Enhance MOFG's award winning culture with a continued focus on performance and financial results 2 Protect and enhance MOFG's dominant community bank franchise through product expansion 3 Continue to hire exceptional relationship bankers and wealth management professionals 4 Develop specialty commercial banking verticals by continuing to attract experienced professionals 5 Continue to identify and execute on opportunities for efficiency gains and cost reduction Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving our Efficiency and Operations

10 Strategic Pillar #1: Exceptional Customer and Employee Engagement Build Upon MOFG's Award-Winning Culture 1 Measurable goals aligned to MidWestOne's financial results 2 Invest in capabilities to achieve a successful transformation 3 Incentivize financial results focused performance metrics 4 Leverage employee feedback to drive improvements Results Driven Performance Results Driven Talent Development Reward Driven Performance Metrics Integrate Employee Insights to Improve

11 Strategic Pillar #2: Strong Core Local Banking Model Stable and Granular, Core Deposit Base Supports MOFG's Strategic Plan MOFG’s relationship driven community bank platform offers diverse products and services that attracts deposits from consumer and commercial customers while driving cross sell opportunities Average Account Size $30k Average Services Used 3.48 Average Branch Deposit Size $90mm Relationship Driven Community Bank

12 Strategic Pillar #3:Commercial Banking and Wealth Management Leaning Into Our Major Markets of the Twin Cities, Denver and Metro Iowa • Continue to hire experienced bankers with proven track records • Target companies from $20 - $150 million in revenues • Focus on major markets • Maintain a prudent approach to risk and growth • Exiting 2025 - targeting high single digit loan growth, annually Commercial Banking • Treasury Management is a key enabler to our commercial success • Will invest to expand our platform, product offerings, and talent • Goals - drive deposit growth, improve non-interest bearing deposit mix as a % of total deposits, & increase fee income Treasury Management • Team lift outs in the Twin Cities and Cedar Rapids driving AUM growth • Will continue to look for team lift outs to further drive asset growth and fee income • Continue to add to MOFG's investment strategy platforms Wealth Management

13 Commercial Loan Portfolio Commercial and Industrial, 31% Agricultural, 4% Farmland, 5% Construction & Development, 10% Multifamily, 11% CRE-Other, 39% Commercial Loan Portfolio Mix - December 31, 2023 Commercial Loan Portfolio of $3.4 billion Commercial Loan Growth in Targeted Regions $ in Millions $870.2 $1,023.2 $866.6 $1,072.3 Iowa Metro Twin Cities 12/31/21 12/31/22 12/31/23 $222.0 $427.7 Denver 12/31/21 12/31/22 12/31/23 11% CAGR 8% CAGR 39% CAGR

14 Focusing on Growth in Wealth Management $2.43 $2.44 $2.74 $2.73 $3.01 2019 2020 2021 2022 2023 $— $1.00 $2.00 $3.00 $4.00 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $12.2 $2.8 $3.2 $4.2 $3.9 $3.8 $5.2 $6.4 $7.5 $7.3 $8.4 Investment Services Trust 2019 2020 2021 2022 2023 $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Hired a new Head of Wealth Management, with deep expertise in investment strategies and relationship management • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Strategic opening of a new office in Cedar Rapids, Iowa, a targeted metropolitan market • Invested in financial technology that will improve the customer experience and streamline internal processes 4 Year CAGR 5.7%

15 Strategic Pillar #4: Specialty Business Lines Growth Opportunities in Specialty Commercial Business Lines Leverage Recent Talent Acquisition Expertise In: • Middle Market C&I • Government / Non-Profit • Commercial Real Estate • Government Guaranteed Lending • Agri Business Over the Medium Term: • Develop Deposit Vertical • Sponsor Finance • Recruit Product Specialists • Innovative Commercial Loan Platform • Specialization Policy Development • Evolved Decisioning Process • Enhanced Compliance Controls Focus on Full Customer Relationship Acquisition Drive Deposit Growth While Maintaining Risk Management

16 Strategic Pillar #5: Improving Our Efficiency and Operations • Engaged a third-party strategic consulting firm to identify areas for efficiency gains and cost reduction • Focusing on operational efficiency and expense discipline in 2024 • Investing in digital capabilities and infrastructure: creating a three-year technology / digital road map focused on improving customer experience and enabling the company to achieve its strategic plan priorities Drive Operational Efficiency Improve efficiency and ability to scale operations to reduce costs and improve customer experiences Modernize Our Infrastructure Reduce core dependency to increase speed-to-market, control costs, and drive scalability

17 Strategic Enabler: Expanding and Enhancing our Digital Capabilities The constant evolution of customer expectations and technology advancements require continuous investment in digital experiences, technology, and automation. We intend to meet these demands through continued investment in new technology platforms, architecture improvement, and talent acquisition to improve the customer experience and streamline internal processes. *Projected roll-out timing. 2020 PPP Loan Origination Platform + DocuSign Launched Open Architecture Digital Banking Platform Enhanced Electronic & Paper Account Statements 2021 Mobile App Performance Enhancements Improved Online Banking Platform and Commercial Lending Process Contactless Chip Cards 2022 Enhancements to Positive Pay Service Cloud-Based Construction Lending Platform New Trust Core System Launched an Enhanced Digital Consumer Loan Experience 2023 New Retail Deposit Account Opening Platform Digital Banking Experience and Performance Enhancements New Fraud Detection / Anti-Money Laundering System Instant Payments Receive 2024-2025* In-Branch Retail Digital Account Opening Platform Digital Banking: New Commercial Loan Origination System New Commercial Digital Banking Platform Instant Payments Send

18 Digital and Branch Banking Trends (1) Total digital includes mobile and online/desktop. Customer Interactions 48% 39% 12% 1% Mobile Logins Online/Desktop Logins Branch/Teller Transactions Service Center Calls 87% Digital(1) B ill P ay P ay m en ts Zelle P aym ents 91,091 91,636 13,975 17,711 Bill Pay Payments Zelle Payments 4Q22 1Q23 2Q23 3Q23 4Q23 80,000 85,000 90,000 95,000 10,000 12,500 15,000 17,500 20,000 Retail Payments

19 Strategic Plan Update Received regulatory approvals for the acquisition of Denver Bankshares, Inc., with an expected close of January 31, 2024. The sale of MOFG's Florida operations is on-track for an expected close in 2Q 2024. Recruited EVP, Head of Wealth Management from a Super Regional Institution Added bankers in our Iowa Metro and Denver Markets Announced the sale of MOFG's Florida operations, with the proceeds to be reinvested in the acquisition of Denver Bankshares, Inc. Overall transaction projected to deliver double digit earnings accretion. Exceeded stated 2.5% operating expense run rate reduction goal 7%+ loan growth driven by an expansion of our banking team across our major markets and increased specialization in products and services, including recruited agribusiness, SBA, and TM specialists, as well as a new head of TM 4Q 2023 Full Year 2023 Technology investments: • Launched retail digital account opening platform • Implementation of new commercial loan origination platform in- flight • Launched new sophisticated fraud/AML/BSA platform Balance sheet repositioned from sale of $346 million of securities, proceeds utilized to purchase higher yielding securities and reduce borrowings Continued momentum in Wealth Management, with linked quarter revenue growth of 6% Wealth Management revenue and assets under administration growth of 9% and 10%, respectively, largely driven by teams recruited over the last two years

20 What does this mean for our Stakeholders? Simply Better Banking...delivered • Vast array of Advanced Products and Technology • Proactive Service • Industry Expertise Enabling more people to flourish • Strong Businesses Make Strong Communities • Philanthropic Giving, Economic Development, and Job Creation Clarity, Rewards, and Pride of Achievement • Clearly Defined Strategies, Goals, and Recognition • Expanded Career Opportunities, Development and Advancement • Esprit de Corps of Balanced Success Return with a Strong Corporate Citizen • Increased, and Appropriate, Return for Investment • Improved Efficiency, with an Ability to Scale Operations to Reduce Costs • Improved Performance Metrics to "Median" Compared to Peers Exiting 2025 Customers Employees ShareholdersCommunities

21 Financial Performance

22 Financial Highlights Total assets $ 6,427.5 (0.62) % (2.29) % Total loans held for investment, net 4,126.9 1.50 7.46 Total deposits 5,395.7 0.60 (1.34) Balance Sheet Equity to assets ratio 8.16% 35 bps 67 bps Tangible common equity ratio (non-GAAP) 6.90 36 73 CET1 risk-based capital ratio 9.59 7 31 Total risk-based capital ratio 12.53 8 46 Loans to deposits ratio 76.49% 68 627 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.22% (13) bps (71) bps Cost of total deposits 1.98 27 132 Return on average assets 0.17 (39) (80) Return on average tangible equity (non-GAAP) 3.57 (611) (1,428) Efficiency ratio (non-GAAP) 70.16 410 1,237 Profitability Nonperforming loans ratio 0.64% (7) bps 23 bps Nonperforming assets ratio 0.47 2 23 Net charge-off ratio 0.20 16 (16) Allowance for credit losses ratio 1.25 (2) (3) Credit Risk Profile 4Q23 Financial Highlights3 (1) Fourth Quarter Summary compares to the third quarter of 2023 unless noted. Full Year 2023 Summary compares to the full year 2022 unless noted. (2) See the section "Non-GAAP Financial measures." (3) Financial metrics as of or for the quarter ended December 31, 2023. Change vs. Dollars in millions 4Q23 3Q23 4Q22 Fourth Quarter 2023 Summary1 • Net income of $2.7 million, or $0.17 per diluted common share, including, on a pre-tax basis, securities net losses of $5.7 million, merger-related costs of $245 thousand, voluntary early retirement program costs of $438 thousand, and a negative mortgage servicing right valuation adjustment of $105 thousand. • Sold $115.2 million of securities in a balance sheet repositioning, proceeds were utilized to purchase higher yielding debt securities and reduce short-term borrowings. • Annualized loan growth of 6.1%. • Deposits, excluding brokered deposits, increased $31.4 million, or 0.6%, the second sequential quarter of deposit growth. • Nonperforming assets ratio remained stable at 0.47%; net charge-off ratio was 0.20%. • Received all regulatory approvals for the previously announced acquisition of Denver Bankshares, Inc. Full Year 2023 Summary1 • Net income for the full year was $20.9 million, or $1.33 per diluted common share. • Sold $346.9 million of securities to reposition the balance sheet, proceeds were utilized to purchase higher yielding debt securities and reduce short-term borrowings. • Net charge-off ratio declined 10 basis points ("bps") to 0.09%. • Tangible book value of $27.902, an increase of $2.30 or 9%.

23 Balance Sheet 4Q23 vs. 3Q23 4Q23 vs. 4Q22 Period end balances, $ millions 4Q23 $ Change % Change $ Change % Change Loans $4,126.9 $60.8 1% $286.4 7 % Investment securities $1,870.3 -$88.2 (5) % -$412.7 (18) % Interest earning deposits in banks $5.5 $1.7 45% $3.1 129 % Deposits $5,395.7 $32.3 1% -$73.2 (1) % Borrowed funds $423.6 -$74.9 (15) % -$107.5 (20) % Shareholders' equity $524.4 $19.0 4% $31.6 6% 4Q23 4Q23 Period end 4Q23 3Q23 vs. 3Q23 4Q22 vs. 4Q22 Tangible book value per share (non-GAAP) $27.90 $26.60 5% $25.60 9 % Common equity Tier 1 capital ratio 9.6% 9.5% 10 bps 9.3% 30 bps AOCI $(64.9) $(84.6) 23% $(89.0) 27 % Return on average tangible equity (non-GAAP) 3.57% 9.68% -611 bps 17.85% -1428 bps – See the section "Non-GAAP Financial Measures."

24 Balance Sheet - Debt Securities Portfolio Municipals, 17% MBS, 1% CLO, 6% CMO, 21% Corporate, 55% 2.35% 2.40% 2.35% 2.36% 2.36% Total Securities Held for Investment (FTE) 4Q22 1Q23 2Q23 3Q23 4Q23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix December 31, 2023(1) Municipals, 50% MBS, 7% CMO, 43% Held to Maturity Debt Securities Portfolio Mix December 31, 2023(1) • Investment Portfolio Mix: ◦ AFS Securities - $0.8 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration (Years): ◦ AFS Securities - 3.1 ◦ HTM Securities - 6.3 ◦ Total Securities - 4.9 • Allowance for credit losses for investments is $0 Portfolio Composition (1)Percentages may not total 100% due to rounding.

25 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Section "Non-GAAP Financial Measures." Av er ag e ba la nc es , $ bi lli on s Average Deposits $5.50 $5.38 $5.44 $4.38 $4.47 $4.51 $1.12 $0.91 $0.93 0.83% 2.05% 2.39% IB Deposits NIB Deposits Cost of IB Deposits 4Q22 3Q23 4Q23 Av er ag e ba la nc es , $ bi lli on s Average Loans $3.79 $4.02 $4.08 4.66% 5.19% 5.34% Loans Loan yield, tax equivalent 4Q22 3Q23 4Q23

26 Credit $ m illi on s Nonperforming Assets $15.92 $14.44 $14.45 $28.99 $30.29 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $ m illi on s Net Charge-Offs $3.5 $0.3 $0.9 $0.5 $2.1 4Q22 1Q23 2Q23 3Q23 4Q23 Credit Quality Measures $ millions 4Q22 1Q23 2Q23 3Q23 4Q23 Nonperforming assets ratio 0.24% 0.23% 0.22% 0.45% 0.47 % Net charge-off ratio 0.36% 0.03% 0.09% 0.04% 0.20 % Loans greater than 30 days past due and accruing $6.7 $4.9 $6.2 $6.4 $10.8 Allowance for credit losses ratio 1.28% 1.27% 1.25% 1.27% 1.25% (1) (1) The fourth quarter of 2022 includes the identification and resolution of problem credits. (2) The third quarter of 2023 nonperforming assets increased primarily due to a single commercial relationship (2)

27 Commercial Real Estate 3.8% 96.2% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office December 31, 2023 $ millions 4Q23 Construction & Development $ 325.1 Farmland 186.0 Multifamily 383.8 CRE Other: NOO CRE Office 155.0 OO CRE Office 82.8 Industrial and Warehouse 381.9 Retail 265.0 Hotel 129.0 Other 322.3 Total Commercial Real Estate $ 2,230.9 Commercial Real Estate Portfolio(2) December 31, 2023 Portfolio Highlights December 31, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.4 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 49% 100 % Total CRE loans(1) 230% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

28 Income Statement % Change 4Q23 vs. $ millions 4Q23 3Q23 4Q22 3Q23 4Q22 Net interest income $32.6 $34.6 $43.6 (6) % (25) % Noninterest income 3.9 9.9 10.9 (61) % (64) % Total revenue 36.5 44.5 54.5 (18) % (33) % Noninterest expense 32.1 31.5 34.4 2% (7) % Pre-tax, pre-provision earnings (non-GAAP) $4.4 $13.0 $20.1 (66) % (78) % Credit loss expense $1.8 $1.6 $0.6 13% 200 % Income tax expense $(0.2) $2.2 $3.5 (109) % (106) % Net income $2.7 $9.1 $16.0 (70) % (83) % 4Q23 4Q23 4Q23 3Q23 4Q22 vs. 3Q23 vs. 4Q22 Net interest margin (non-GAAP) 2.22% 2.35% 2.93% (13) bps (71) bps Efficiency ratio (non-GAAP) 70.16% 66.06% 57.79% (410) bps (1,237) bps Diluted EPS $0.17 $0.58 $1.02 (71) % (83) % – See the section "Non-GAAP Financial Measures."

29 Appendix

30 Our Mission and Our Operating Principles Take care of our customers … and those who should be. Since our company was founded during the Great Depression, it has been our belief that the communities we serve are the purpose behind our existence. We passionately pursue success for our neighbors and we support organizations that create opportunities in our communities. Because we believe the positive actions of each one of us contributes to the success of us all. Our brand is built by the actions of our employees, supporting our mission statement, one relationship at a time. It's about caring. Our Operating Principles ◦ Expertise: Learn constantly so we can continually improve ◦ Integrity: Always conduct yourself with the utmost integrity ◦ Teamwork: Work as one team ◦ Talent: Hire and retain excellent employees ◦ Results: Generate impact for our stakeholders

31 Leadership within the Community $108 $1,258 Employee Company Company and Employee Giving $ thousands Note: Company & Employee Giving and Volunteer Hours are for 2023 Volunteer Hours 7,320 Hours $1,365 Sorting Toys at the Dr. Piper Center - Ft. Myers, Florida Stock Your Stuffing Event - Fairfield, Iowa

32 Long-term Shareholder Return Source: S&P Capital IQ Total Return Performance 246.0 191.7 MidWestOne Financial Group, Inc. S&P U.S. BMI Banks - Midwest Region Index 04/01/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 0.0 50.0 100.0 150.0 200.0 250.0 300.0

33 Non-GAAP Financial Measures

34 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Total shareholders' equity $ 492,793 $ 505,411 $ 524,378 Intangible assets, net (92,792) (87,987) (86,546) Tangible common equity $ 400,001 $ 417,424 $ 437,832 Total assets $ 6,577,876 $ 6,467,818 $ 6,427,540 Intangible assets, net (92,792) (87,987) (86,546) Tangible assets $ 6,485,084 $ 6,379,831 $ 6,340,994 Book value per share $ 31.54 $ 32.21 $ 33.41 Tangible book value per share (1) $ 25.60 $ 26.60 $ 27.90 Shares outstanding 15,623,977 15,691,738 15,694,306 Tangible common equity ratio (2) 6.17% 6.54% 6.90% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Loan interest income, including fees $ 43,769 $ 51,870 $ 54,093 Tax equivalent adjustment (1) 725 735 846 Tax equivalent loan interest income $ 44,494 $ 52,605 $ 54,939 Yield on loans, tax equivalent (2) 4.66% 5.19% 5.34 % Average Loans $ 3,791,880 $ 4,019,852 $ 4,080,243 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans.

35 Non-GAAP Financial Measures Efficiency Ratio For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Total noninterest expense $ 34,440 $ 31,544 $ 32,131 Amortization of intangibles (1,770) (1,460) (1,441) Merger-related expenses (409) (11) (245) Noninterest expense used for efficiency ratio $ 32,261 $ 30,073 $ 30,445 Net interest income, tax equivalent (1) $ 44,879 $ 35,742 $ 33,833 Noninterest income 10,940 9,861 3,862 Investment securities (losses) gains, net (1) 79 (5,696) Net revenues used for efficiency ratio $ 55,820 $ 45,524 $ 43,391 Efficiency ratio 57.79% 66.06% 70.16% (1) The federal statutory tax rate utilized was 21%. (2) Noninterest expense adjusted for amortization of intangibles and merger-related expenses divided by the sum of tax equivalent net interest income, noninterest income and net investment securities (losses) gains. Pre-tax / Pre-provision Net Revenue For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net interest income $ 43,564 $ 34,575 $ 32,559 Noninterest income 10,940 9,861 3,862 Noninterest expense (34,440) (31,544) (32,131) Pre-tax / Pre-provision Net Revenue $ 20,064 $ 12,892 $ 4,290

36 Non-GAAP Financial Measures Return on Average Tangible Equity For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net income $ 16,002 $ 9,138 $ 2,730 Intangible amortization, net of tax (1) 1,328 1,095 1,081 Tangible net income $ 17,330 $ 10,233 $ 3,811 Average shareholders' equity $ 478,827 $ 508,066 $ 511,236 Average intangible assets, net (93,662) (88,699) (87,258) Average tangible equity $ 385,165 $ 419,367 $ 423,978 Return on average equity 13.26% 7.14% 2.12 % Return on average tangible equity (2) 17.85% 9.68% 3.57% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Margin, Tax Equivalent For the Three Months Ended December 31, 2022 September 30, 2023 December 31, 2023 dollars in thousands Net interest Income $ 43,564 $ 34,575 $ 32,559 Tax equivalent adjustments: Loans (1) 725 735 846 Securities (1) 590 432 428 Net Interest Income, tax equivalent $ 44,879 $ 35,742 $ 33,833 Average interest earning assets $ 6,085,092 $ 6,032,636 $ 6,035,122 Net interest margin, tax equivalent (2) 2.93% 2.35% 2.22% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.